UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

AZZAD FUNDS

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355

Falls Church, VA  22042

(Address of principal executive offices)(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA  22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadfunds.com
Azzad Asset Management, Inc. | Adviser to the Azzad Funds | 888.86.AZZAD (888.862.9923)

TABLE OF CONTENTS

PAGE
LETTER TO SHAREHOLDERS	1
PERFORMANCE ILLUSTRATION	5
PORTFOLIO ANALYSIS	7
SCHEDULE OF INVESTMENTS	9
STATEMENTS OF ASSETS AND LIABILITIES	24
STATEMENTS OF OPERATIONS	25
STATEMENTS OF CHANGES IN NET ASSETS	26
STATEMENT OF CASH FLOWS	28
FINANCIAL HIGHLIGHTS	29
NOTES TO FINANCIAL STATEMENTS	31
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
EXPENSE ILLUSTRATION	45
ADDITIONAL INFORMATION	47
TRUSTEE & OFFICERS	46

AZZAD FUNDS

SHAREHOLDER LETTER

JUNE 30, 2018 (UNAUDITED)

Dear Azzad Funds Shareholder,

Enclosed is your copy of the 2018 Azzad Funds annual report. In it, you will find a review of your investments from July 1, 2017 to June 30, 2018—the fiscal year for the Funds.

For much of the Funds' fiscal year, U.S. investors were focused on discerning potential winners and losers from the Tax Cuts & Jobs Act of 2017, focusing on stocks that could benefit most from a lower tax rate and an environment that would encourage capital spending.

Growth outperformed value by more than 10%, a relatively steady trend throughout the year. When market volatility made its triumphant return as 2018 began, it brought new investment opportunities for the Azzad Ethical Fund.

For fixed income, rising rates finally caught up with investor optimism during the second half of the period. The downturn in global stocks increased demand for the safe harbor characteristics of global bonds, particularly government-issued debt. Consequently, global bond markets were generally up in the fiscal third quarter, although lower-quality issuers and subordinated sukuk underperformed in sympathy with equities.

Sukuk continued to trade off into fiscal year-end with shorter maturities and defensive issuers outperforming, which helped the Azzad Wise Capital Fund’s total return.

To discuss your financial goals and how to meet them, please contact an Azzad investment advisor at 888.86.AZZAD. Thank you for your continued trust and investment.

Sincerely,

Joshua A. Brockwell

Director, Investment Communications

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

Azzad Ethical Fund (ADJEX)

During the one-year period ended June 30, 2018, the Fund rose by 17.37%, underperforming the Russell MidCap Growth® benchmark’s 18.54% return. According to sub-adviser Ziegler Capital Management (“Ziegler”), mid-cap growth was among the best performing areas of the market over the period, with particular strength in the technology and financials sectors, and to a lesser extent, energy. While the Fund’s ethical restrictions may have served as a slight headwind this year, the Fund’s focus on reasonable valuations was more detrimental and has yet to be rewarded.

The retail industry was a source of underperformance. The Fund held a couple of prominent traditional retailers that posted above average but slowing sales and profit growth rates, sparking concerns over their long-term strategies. Within this industry, Ziegler aims to focus on companies with observable competitive advantages that online peers might not be able to duplicate or negate.

A second area of concern was the health care equipment and services industry. Two holdings suffered from price erosion and slowing end-market growth. These companies have quality managements that have successfully weathered industry changes before, according to Ziegler, but the portfolio manager still took steps to improve relative growth exposure to other names in the sector as a precaution.

There were several top-performing sectors for the Fund. The first was the software and services industry. Two of the Fund’s best-performing holdings are in the business of registering new internet domain names, an area that has seen steady growth. The Fund also held strong performers that are involved in the analysis and visualization of the large amounts of data being collected in seemingly every industry. Ziegler believes that these trends should continue, and they expect to seek out new opportunities in this quickly evolving space.

The Fund also saw positive net performance from the tech hardware industry. The Fund’s holdings are diversified, ranging from makers of server switches to high-performance welding lasers. Within the materials industry, stock picking helped drive performance. The Fund profited from sizable positions in steelmakers and construction supply manufacturers. Within the pharmaceutical and biotech industry, outperformance was driven by focusing on steadier growth stocks rather than smaller companies that work on specific drug research milestones, according to Ziegler.

Ziegler believes that the current market backdrop presents unique opportunities and concerns for mid-cap growth investors. The current economic expansion passed its ninth anniversary during the year, making it the second longest in the post-war period. This has left many looking for imminent signs of economic weakening, or a market top. While this concern is understandable, Zeigler believes there are a good number of indicators that the economy remains strong. Market valuations remain elevated, they say, but are still reasonable considering forecasted earnings.

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

The latest repositioning of the Fund takes these factors into account. The overweight to technology is small compared to recent history, though tech is nearly a third of the portfolio. The largest overweights are to industrials and health care.

The relative outperformance of growth stocks compared to value stocks over the last year has provided an attractive backdrop for the Azzad Ethical Fund. Ziegler believes that its approach, which focuses on quality growth stories with the ability to generate strong cash flows now and in the future, should position the Fund well regardless of market environment.

Azzad Wise Capital Fund (WISEX)

The Fund gained 0.90% for the 12 months ended June 30, 2018, outperforming its benchmark, the ICE BofAML 1-3 Yr. U.S. Corp. & Govt. Index, which returned 0.27%.

According to the Fund’s sub-adviser Federated Investment Management Company (“Federated”), the fiscal year 2017-18 started with a backup in U.S. dollar rates driven by increased inflation and growth across both developed and emerging economies. Fears of a global trade war also weighed heavily on international markets, particularly emerging market currencies and equities, while a flight to quality pushed U.S. government bond yields tighter toward their lows for the year.

The Middle East/North Africa and Gulf Cooperation Council (GCC) regions were no exception. They saw U.S. dollar-denominated sovereign prices drop on inflation expectations. Much of this was counterbalanced, however, by new supply and higher oil prices, which Federated believes attracted institutional sukuk investors.

Sukuk issuance remained robust with total global issuance for the year finishing at $97.9 billion, the highest level since 2014. These levels were underpinned by the jumbo issuances of some GCC countries with the goal of further developing their Islamic finance industries.

Also of note, Recep Tayyip Erdogan’s victory in the Turkish general elections further rattled markets, according to Federated. Investors have become increasingly concerned about Turkey’s ability to fund its current account deficit given Erdogan’s vocal opposition to raise interest rates despite annual inflation topping 15% in June.

Against this backdrop, sukuk traded off into fiscal year-end with shorter maturities and defensive issuers outperforming.

Drilling down into the Fund, sukuk remained the largest asset class, comprising around 50.5% of the Fund at June 30 2018. Top performing issues for fiscal year 2018 included Dubai Islamic Bank perpetuals (5.17%); Abu Dhabi Islamic Bank perpetuals (3.54%); Qtel 2018s (3.08%); Turkish sovereign 2018s (3.08%); and Fly Dubai 2019s (2.81%). The top detracting sukuk for the fiscal year included: KSA 2027s, (-3.50%); Turkish

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

sovereign 2023s (-2,71%); Mazoon Electricity 2027s (-2.21%); Indonesia sovereign 2027s (-0.96%); and Pakistan sovereign 2019s (-0.75%).

Fedeated reports that Islamic bank deposits comprised 29% of the Fund at fiscal year-end. These deposits were allocated to six different banks domiciled in the U.S., U.K., Turkey, and Malaysia. During the fiscal year the Fund’s exposure to Turkish Islamic bank deposits was materially reduced from 9% to 3%, with the assets being reallocated to Islamic bank deposits domiciled in the U.K.

Islamic trade finance was 8% of the Fund, allocated into nine separate transactions originating in Egypt, Gambia, Indonesia, Pakistan, Togo, and Tunisia.

The reminder of the Fund was allocated to equities and cash.

Looking ahead to the new fiscal year, Federated remains cautious about developments in Turkey as well as trade negotiations between the U.S. and its partners. Federated continues to manage duration with the Federal Reserve’s comments on rates in mind, and expects the new issuance calendar to remain light through the rest of the summer.

Finally, they expect to continue to broaden the Fund’s Islamic deposit base into other banking systems as well as continue to diversify the Fund’s trade finance allocation.

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the Azzad Funds portfolio managers and sub-advisers as of June 30, 2018. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at www.azzadfunds.com or by calling 888.350.3369. The ICE Bank of America Merrill Lynch 1-3 Yr. U.S. Corporate & Government Master Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products. The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap® Index companies with higher price-to-book ratios and higher forecasted growth values. Both indices are unmanaged and an investment cannot be made directly in this or any other index.

AZZAD ETHICAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2018 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2018

	Azzad Ethical Fund	Russell MidCap Growth Index
1 Year	17.37%	18.54%
3 Year	6.90%	10.73%
5 Year	10.32%	13.37%
10 Year	8.75%	10.14%
Since Inception (1)	5.57%	6.68%

(1) December 22, 2000.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The total annual operating expenses, before any fees waived, are 1.17% for the Ethical Fund per the November 1, 2017 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD WISE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2018 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2018

	Azzad Wise Capital Fund	BofAML US Corp&Govt 1-3 Yr Index
1 Year	0.90%	0.27%
3 Year	1.08%	0.72%
5 Year	1.71%	0.86%
Since Inception (1)	1.78%	1.13%

(1) April 6, 2010

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The total annual operating expenses, before any fees waived, are 1.42% for the Wise Fund per the November 1, 2017 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The BofAML US Corp&Gov’t 1-3 Yr Index is compromised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 4/6/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

Ethical Bonds (Sukuk), 52.95%
Common Stocks, 7.59%
Real Estate Investment Trusts, 0.80%
Ethical Bank Time Deposits, 30.61%
Trade Finance Agreements, 8.05%

The following chart gives a visual breakdown of the Fund by the security types the underlying securities represent as a percentage of net assets.

Ethical Bonds (Sukuk), 50.19%
Common Stocks, 7.19%
Real Estate Investment Trusts, 0.76%
Other Assets Less Liabilities, 5.22%
Ethical Bank Time Deposits, 29.01%
Trade Finance Agreements, 7.63%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Shares		Value

COMMON STOCKS - 94.47%

Air Conditioning & Warm Air Heating Equipment & Commercial & Industrial Refrigeration Equipment - 0.09%
369	Lennox International, Inc.	$ 73,855

Air Transportation, Scheduled - 0.61%
6,376	Alaska Air Group, Inc.	385,047
1,163	Copa Holdings S.A. Class A (Panama)	110,043
		495,090
Aircraft Engines & Engine Parts - 0.14%
1,836	Heico Corp. Class A	111,919

Apparel & Other Finished Products of Fabrics & Similar Material - 1.66%
11,020	Carter's, Inc.	1,194,458
1,166	Lululemon Athletica, Inc. (Canada) *	145,575
		1,340,033
Auto Controls for Regulating Residential & Commercial Environment - 0.93%
8,331	Ingersoll-Rand PLC (Ireland)	747,541

Beverages - 1.58%
10,463	Dr. Pepper Snapple Group, Inc.	1,276,486

Biological Products (No Diagnostic Substances) - 0.25%
1,078	Neurocrine Biosciences, Inc. *	105,903
2,747	Qiagen NV (Netherlands) *	99,332
		205,235
Carpets & Rugs - 0.42%
1,564	Mohawk Industries, Inc. *	335,118

Chemical & Allied Products - 0.87%
2,364	FMC Corp.	210,892
13,700	Huntsman Corp.	400,040
1,231	W R Grace & Co.	90,245
		701,177
Computer Communications Equipment - 0.74%
1,974	Arista Networks, Inc. *	508,285
521	F5 Networks, Inc. *	89,846
		598,131

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Computer Peripheral Equipment - 0.68%
2,670	Palo Alto Networks, Inc. *	$ 548,605

Converted Paper & Paperboard Products (No Containers/Boxes) - 0.09%
709	Avery Dennison Corp.	72,389

Electric Lighting & Wiring Equipment - 0.08%
542	Acuity Brands, Inc.	62,802

Electrical Work - 1.32%
31,798	Quanta Services, Inc. *	1,062,053

Electronic Components & Accessories - 0.08%
639	Hubbell, Inc.	67,568

Electronic Connectors - 0.44%
4,097	Amphenol Corp. Class A	357,054

Engines & Turbines - 0.34%
1,647	Brunswick Corp.	106,199
1,239	Cummins, Inc.	164,787
		270,986
Food & Kindred Products - 0.50%
9,968	Campbell Soup Co.	404,103

Footwear (No Rubber) - 0.29%
7,800	Skechers USA, Inc. Class A *	234,078

General Building Contractors - Residential Buildings - 0.67%
10,118	Fortune Brands Home & Security, Inc.	543,235

General Industrial Machinery & Equipment - 0.29%
1,652	Zebra Technologies Corp. Class A *	236,649

Grain Mill Products - 0.60%
6,919	Kellogg Co.	483,431

Hotels & Motels - 0.61%
6,547	Choice Hotels International, Inc.	494,953

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Household Appliances - 0.09%
1,186	Smith A O Corp.	$ 70,152

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 0.98%
17,468	Donaldson Co.	788,156

Industrial Instruments for Measurement, Display & Control - 0.91%
6,452	Cognex Corp.	287,824
313	Roper Industries, Inc.	86,360
7,559	Sensata Technologies Holding PLC (United Kingdom) *	359,657
		733,841
Industrial Organic Chemicals - 0.75%
1,365	International Flavors & Fragrances, Inc.	169,205
4,055	Westlake Chemical Corp.	436,440
		605,645
Laboratory Analytical Instruments - 3.30%
1,127	Agilent Technologies, Inc.	69,694
10,092	Bruker Corp.	293,072
3,077	Illumina, Inc. *	859,375
131	Mettler Toledo International, Inc. *	75,801
995	Perkinelmer, Inc.	72,864
6,680	Waters Corp. *	1,293,181
		2,663,987
Leather & Leather Products - 0.13%
1,528	Michael Kors Holdings Ltd. (United Kingdom) *	101,764

Measuring & Controlling Devices - 0.65%
3,176	Rockwell Automation, Inc.	527,947

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.39%
1,241	Cintas Corp.	229,672
1,017	V.F. Corp.	82,906
		312,578
Metal Mining - 0.11%
1,850	Southern Copper Corp.	86,710

Metalworking Machinery & Equipment - 0.96%
8,793	Lincoln Electric Holdings, Inc.	771,674

Millwood, Veneer, Plywood & Structural Wood Members - 0.41%
8,818	Masco Corp.	329,970

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 0.10%
364	Martin Marietta Materials, Inc.	$ 81,292

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.77%
9,800	Energizer Holdings, Inc.	617,008

Miscellaneous Food Preparations & Kindred Products - 0.13%
905	McCormick & Company, Inc.	105,061

Motor Homes - 0.57%
4,726	Thor Industries, Inc.	460,265

Motor Vehicle Parts & Accessories - 2.23%
4,251	Aptiv Plc. (United Kingdom)	389,519
1,501	BorgWarner, Inc.	64,783
1,932	Delphi Automotive PLC. (United Kingdom)	87,829
3,274	Gentex Corp.	75,368
6,349	Lear Corp.	1,179,708
		1,797,207
Motor Vehicles & Passenger Car Bodies - 0.92%
6,318	WABCO Holdings, Inc. (Belgium) *	739,332

Motors & Generators - 0.12%
1,288	Ametek, Inc.	92,942

Ophthalmic Goods - 1.27%
4,367	The Cooper Companies, Inc.	1,028,210

Optical Instruments & Lenses - 1.50%
11,775	KLA Tencor Corp.	1,207,291

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.34%
3,136	Align Technology, Inc. *	1,072,951
5,571	Edwards Lifesciences Corp. *	810,970
		1,883,921
Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.46%
6,289	RPM International, Inc.	366,775

Paperboard Containers & Boxes - 1.64%
11,862	Packaging Corp. of America	1,326,053

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Pharmaceutical Preparations - 3.21%
8,353	Acadia Pharmaceuticals, Inc. *	$ 127,550
6,207	BioMarin Pharmaceutical, Inc. *	584,699
1,822	Intercept Pharmaceuticals, Inc. *	152,884
8,451	Ionis Pharmaceuticals, Inc. *	352,153
24,806	Opko Health, Inc. *	116,588
14,715	Zoetis, Inc. Class A	1,253,571
		2,587,445
Plastic Material, Synth Resin/Rubber, Cellulos (No Glass) - 0.16%
1,163	Celanese Corp. Series A	129,163

Plastic Material, Synth Resins & Nonvulcan Elastomers - 1.15%
13,999	Hexcel Corp.	929,254

Plastic Products - 1.38%
3,940	AptarGroup, Inc.	367,917
10,500	Armstrong World Industries, Inc. *	663,600
1,884	Tupperware Brands Corp.	77,696
		1,109,213
Pumps & Pumping Equipment - 0.17%
1,649	Graco, Inc.	74,568
980	Xylem, Inc.	66,032
		140,600
Radio Broadcasting Stations - 1.59%
25,022	Pandora Media, Inc. *	197,173
160,767	Sirius XM Holdings, Inc.	1,088,393
		1,285,566
Retail-Auto & Home Supply Stores - 1.88%
1,040	AutoZone, Inc. *	697,767
3,005	O'Reilly Automotive, Inc. *	822,078
		1,519,845
Retail-Auto Dealers & Gasoline Stations - 0.56%
8,048	Copart, Inc. *	455,195

Retail-Building Materials, Hardware, Garden Supply - 1.21%
13,777	Fastenal Co.	663,087
4,129	Tractor Supply Co.	315,827
		978,914
Retail-Department Stores - 0.13%
721	Burlington Stores, Inc. *	108,532

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Retail-Family Clothing Stores - 1.21%
13,514	Gap, Inc.	$ 437,718
6,335	Ross Stores, Inc.	536,891
		974,609
Retail-Retail Stores - 1.20%
4,155	Ulta Beauty, Inc. *	970,026

Retail-Shoe Stores - 0.72%
11,102	Footlocker, Inc.	584,520

Retail-Variety Stores - 1.55%
11,068	Dollar General Corp.	1,091,305
1,861	Dollar Tree, Inc. *	158,185
		1,249,490
Semiconductors & Related Devices - 5.57%
10,031	Advanced Micro Devices, Inc. *	150,365
4,285	Analog Devices, Inc.	411,017
4,329	IPG Photonics Corp. *	955,107
1,252	Maxim Integrated Products, Inc.	73,442
15,631	Microchip Technology, Inc.	1,421,639
15,831	ON Semiconductor Corp.	352,002
2,619	Qorvo, Inc. *	209,965
9,566	Skyworks Solution, Inc.	924,554
		4,498,091
Services-Advertising Agencies - 0.18%
6,088	Interpublic Group of Companies, Inc.	142,703

Services-Business Services - 1.97%
1,725	Athenahealth, Inc. *	274,517
6,380	Broadridge Financial Solutions, Inc.	734,338
3,700	CDK Global, Inc.	240,685
5,788	Zillow Group, Inc. Class C *	341,839
		1,591,379
Services-Child Day Care Services - 0.10%
756	Bright Horizons Family Solutions, Inc. *	77,505

Services-Commercial Physical & Biological Research - 1.05%
6,438	Charles River Laboratories International, Inc. *	722,730
1,879	Incyte Corp. *	125,893
		848,623

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Services-Computer Integrated Systems - 1.21%
4,893	Cerner Corp. *	$ 292,552
9,662	GoDaddy, Inc. Class A *	682,137
		974,689
Services-Computer Programming Services - 0.82%
5,495	Workday, Inc. Class A *	665,554

Services-Computer Programming, Data Processing, Etc. - 3.27%
2,209	Factset Research Systems, Inc.	437,603
23,592	IHS Markit Ltd. (United Kingdom) *	1,217,111
4,979	Red Hat, Inc. *	669,028
5,586	Switch, Inc. Class A	67,982
5,600	Twitter, Inc. *	244,552
		2,636,276
Services-Computer Programming Services - 1.65%
9,672	VeriSign, Inc. *	1,329,126

Services-Consumer Credit Reporting, Collection Agencies - 3.94%
4,153	Equifax, Inc.	519,582
7,158	Moody's Corp.	1,220,869
20,142	TransUnion	1,442,973
		3,183,424
Services-Detective, Guard & Armored Car Services - 0.08%
884	Allegion Plc. (Ireland)	68,386

Services-Management Consulting Services - 1.42%
26,211	Booz Allen Hamilton Holding Corp.	1,146,207

Services-Management Services - 1.80%
10,948	Gartner, Inc. Class A *	1,454,989

Services-Personal Services - 0.44%
15,536	H&R Block, Inc.	353,910

Services-Prepackaged Software - 9.25%
2,688	Atlassian Corp. PLC Class A (United Kingdom) *	168,054
1,601	Black Knight, Inc. *	85,734
15,660	Citrix Systems, Inc. *	1,641,794
5,932	ServiceNow, Inc. *	1,023,092
5,174	Splunk, Inc. *	512,795

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Services-Prepackaged Software - (Continued)
11,564	Square, Inc. Class A *	$ 712,805
10,029	SS&C Technologies Holdings, Inc.	520,505
11,618	Tableau Software, Inc. Class A *	1,135,660
1,526	Take-Two Interactive Software, Inc. *	180,617
4,987	Tyler Technologies, Inc. *	1,107,613
608	Ultimate Software Group, Inc. *	156,445
2,860	Veeva Systems, Inc. Class A *	219,820
		7,464,934
Services to Dwellings & Other Buildings - 0.10%
1,477	Rollins, Inc.	77,661

Special Industry Machinery - 1.20%
5,618	Lam Research Corp.	971,071

Specialty Cleaning, Polishing & Sanitation Preparations - 0.88%
5,250	Clorox Co.	710,063

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 1.16%
20,373	Steel Dynamics, Inc.	936,139

Sugar & Confectionery Products - 0.36%
3,162	Hershey Co.	294,256

Surgical & Medical Instruments & Apparatus - 1.09%
5,890	Dexcom, Inc. *	559,432
2,800	Hill-Rom Holdings, Inc.	244,552
766	Resmed, Inc.	79,342
		883,326
Transportation Services - 0.82%
2,641	Expedia, Inc.	317,422
3,424	XPO Logistics, Inc.	343,016
		660,438
Trucking (No Local) - 1.82%
11,309	Hunt J.B. Transport Services, Inc.	1,374,609
606	Old Dominion Freight Line, Inc.	90,270
		1,464,879
Wholesale-Drugs, Proprietaries & Druggists' Sundries - 0.58%
2,124	Herbalife Nutrition Ltd. *	114,101
4,491	Nu Skin Enterprises, Inc. Class A	351,151
		465,252

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Wholesale-Durable Goods - 1.38%
8,486	HD Supply Holdings, Inc. *	$ 363,965
2,443	W.W. Grainger, Inc.	753,421
		1,117,386
Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.32%
14,622	Henry Schein, Inc. *	1,062,142

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 0.88%
17,909	Hologic, Inc. *	711,883

TOTAL FOR COMMON STOCKS (Cost $62,588,618) - 94.47%		76,232,936

REAL ESTATE INVESTMENT TRUSTS - 3.00%
10,067	Equity Lifestyle Properties, Inc.	925,157
2,924	Extra Space Storage, Inc.	291,844
8,901	Federal Realty Investment Trust	1,126,422
1,187	Lamar Advertising Co. Class A	81,084
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,386,596) - 3.00%		2,424,507

TOTAL FOR INVESTMENTS (Cost $64,975,214) ** - 97.47%		78,657,443

OTHER ASSETS LESS LIABILITIES, NET - 2.53%		2,040,982

NET ASSETS - 100.00%		$80,698,425

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Shares		Value

COMMON STOCKS - 7.19%

Beverages - 0.43%
5,494	The Coca-Cola Co.	$ 240,967
2,161	PepsiCo, Inc.	235,268
		476,235
Construction, Mining & Materials Handling Machinery & Equipment - 0.21%
1,229	Apergy Corp.	51,311
2,459	Dover Corp.	179,999
		231,310
Converted Paper & Paperboard Products - 0.21%
2,150	Kimberly-Clark Corp.	226,481

Cutlery, Handtools & General Hardware - 0.18%
1,519	Stanley Black & Decker, Inc.	201,738

Electromedical & Electrotherapeutic Apparatus - 0.23%
3,006	Medtronic PLC (Ireland)	257,344

Electronic & Other Electrical Equipment - 0.22%
3,544	Emerson Electric Co.	245,032

Fats & Oils - 0.24%
5,844	Archer-Daniels Midland Co.	267,831

General Industrial Machinery & Equipment - 0.19%
1,496	Illinois Tool Works, Inc.	207,256

Household Appliances - 0.20%
3,796	Smith A O Corp.	224,533

Household Furniture - 0.22%
5,384	Leggett & Platt, Inc.	240,342

Industrial Inorganic Chemicals - 0.44%
1,532	Air Products & Chemicals, Inc.	238,578
1,582	Praxair, Inc.	250,193
		488,771
Industrial Instruments for Measurement, Display, and Control - 0.22%
860	Roper Technologies, Inc.	237,283

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Men's & Boy's Furnishings - 0.49%
1,570	Cintas Corp.	$ 290,560
3,093	VF Corp.	252,141
		542,701
Miscellaneous Food Preparations & Kindred Products - 0.25%
2,395	McCormick & Company, Inc.	278,036

Perfumes, Cosmetics & Other Toilet Preparations - 0.20%
3,485	Colgate-Palmolive Co.	225,863

Pharmaceutical Preparations - 0.61%
4,170	Abbott Laboratories	254,328
2,130	AbbVie, Inc.	197,345
1,862	Johnson & Johnson	225,935
		677,608
Retail-Building Materials, Hardware, Garden Supply - 0.22%
606	The Sherwin-Williams Co.	246,987

Retail-Drug Stores & Proprietary Store - 0.19%
3,418	Walgreen Boots Alliance, Inc.	205,131

Retail-Lumber & Other Building Materials - 0.21%
2,449	Lowe's Companies, Inc.	234,051

Services-Computer Processing & Data Preparation - 0.26%
2,173	Automatic Data Processing, Inc.	291,486

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.45%
1,862	Ecolab, Inc.	261,294
2,979	The Procter Gamble Co.	232,541
		493,835
Special Industry Machinery (No Metalworking Machinery) - 0.21%
3,444	nVent Electric PLC (Ireland) *	86,444
3,444	Pentair PLC (Ireland)	144,924
		231,368
Specialty Cleaning, Polishing & Sanitation Preparations - 0.23%
1,878	The Clorox Co.	254,000

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.22%
3,859	Nucor Corp.	241,187

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Surgical & Medical Instruments & Apparatus - 0.19%
1,051	3M Co.	$ 206,753

Wholesale-Motor Vehicle Supplies & New Parts - 0.20%
2,452	Genuine Parts Co.	225,069

Wholesale-Durable Goods - 0.27%
948	W.W. Grainger, Inc.	292,363

TOTAL FOR COMMON STOCKS (Cost $6,093,785) - 7.19%		7,950,594

REAL ESTATE INVESTMENT TRUSTS - 0.76%
1,532	Avalonbay Communities, Inc.	263,335
2,186	Federal Realty Investment Trust	276,638
1,324	Public Storage	300,363
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $914,903) - 0.76%		840,336

SUKUKS - 50.19%

Airlines - 0.54%
600,000	Al Shindagha Sukuk, Ltd., Series REGS, 3.776%, 11/26/2019 (Cayman Islands)	601,314

Banks - 7.74%
2,800,000	ALHILA, Series REGS, 3.267%, 10/08/2018 (United Arab Emirates)	2,801,932
1,000,000	DIB Sukuk Ltd., 6.25% 03/29/2049 (United Arab Emirates)	1,009,635
2,270,000	EXIM Sukuk Malaysia Berhad, 2.874%, 02/19/2019 (Malaysia)	2,266,754
2,500,000	SIB Sukuk Co. III Ltd. REGS, 2.843%, 03/17/2020 (Cayman Islands)	2,469,900
		8,548,221
Basic Materials - 0.89%
1,000,000	Equate Sukuk Spc Ltd. REGS, 3.944%, 02/21/2024 (Kuwait)	978,650

Communications Equipment - 1.98%
2,200,000	Axiata Spv2 Bhd, Series REGS, 3.466%, 11/19/2020 (Malaysia)	2,190,540

Financial Services - 6.20%
2,900,000	DIP Sukuk Ltd. Series REGS, 4.291%, 02/20/2019 (Cayman Islands)	2,909,019
4,000,000	Jany Sukuk Co. LTD, Series REGS, 2.844%, 09/23/2019 (Cayman Islands)	3,940,000
		6,849,019
Integrated Oils - 3.58%
4,000,000	Petronas Global Sukuk, Series REGS, 2.707%, 03/18/2020 (Malaysia)	3,956,792

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

Real Estate - 11.91%
1,500,000	DIFC Investments LLC, Note, Series REGS, 4.325% 11/12/2024 (United Arab Emirates)	$ 1,518,000
1,000,000	Emaar Sukuk, Ltd., Series REGS, 4.564%, 06/18/2024 (Cayman Islands)	997,380
3,500,000	Emaar Sukuk, Ltd., Series REGS, 6.40%, 07/18/2019 (Cayman Islands)	3,615,619
3,000,000	JAFZ Sukuk, 7.00%, 06/19/2019 (Cayman Islands)	3,107,055
500,000	MAF Sukuk, Ltd., Unsecured Note, Series REGS, 4.50%, 11/03/2025 (Cayman Islands)	506,362
3,400,000	Sukuk Funding No. 3, Ltd., Series REGS, 4.348%, 12/03/2018 (Cayman Islands)	3,418,122
		13,162,538
Sovereigns - 8.35%
1,000,000	Hazine Mustesarligi, Series 144A, 5.004%, 04/06/2023 (Turkey) (1)	943,402
1,000,000	Indonesia, Government of, Series 144A, 3.40%, 03/29/2022 (Indonesia) (1)	978,750
300,000	Indonesia, Government of, Series 144A, 4.15%, 03/29/2027 (Indonesia) (1)	289,125
400,000	KSA Sukuk, Ltd., Series 144A, 2.894%, 04/20/2022 (Saudi Arabia) (1)	388,600
1,000,000	Oman, Government, Series 144A, 4.397%, 06/01/2024 (Oman) (1)	938,300
1,200,000	Pakistan, Series REGS, 6.75% 12/03/2019 (Pakistan)	1,179,226
1,400,000	Perusahaan Pener Indois Sukuk, Series REGS, 3.30%, 11/21/2022 (Indonesia)	1,354,500
2,400,000	Perusahaan Pener Indois Sukuk, Series REGS, 4.00%, 11/21/2018 (Indonesia)	2,404,320
750,000	Zar Sovereign Capital Fund, Series REGS, 3.903%, 06/24/2020 (South Africa)	749,105
		9,225,328
Supranationals - 2.70%
2,000,000	IDB Trust Services, Ltd. REGS, 1.8125%, 03/06/2019 (Jersey)	1,991,460
1,000,000	IDB Trust Services, Ltd. REGS, 2.111%, 09/25/2019 (Jersey)	992,580
		2,984,040
Transportation & Logistics - 0.90%
1,000,000	DP World Cresent, Ltd, Sr. Unsecd. Note, Series REGS, 3.908, 5/31/2023 (Cayman Islands)	991,740

Utilities - 1.78%
1,000,000	Mazoon Assets Co., Series 144A, 5.20%, 11/08/2027 (Oman) (1)	948,896
1,000,000	Saudi Electricity Global Sukuk, Series REGS, 4.211%, 04/03/2022 (Cayman Islands)	1,016,613
		1,965,509
Wireless Telecommunications Services - 3.62%
4,000,000	Ooredoo Tamweel Ltd., Series REGS, 3.039%, 12/03/2018 (Qatar)	4,001,620

TOTAL FOR SUKUKS (Cost $56,178,474) - 50.19%		55,455,311

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2018 these liquid restricted securities amount to $4,487,073, which represented 4.06% of total net assets.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

TRADE FINANCE AGREEMENTS - 7.63% (2)
Shares		Acquisition Date (2)	Cost (2)	Value
Consumer Banking - 0.28%
309,679	EcoBank Transnational Inc., (ETI) EcoBank Group, 3.1875%, 09/10/2018 (Togo)	01/10/2018- 03/12/2018	$ 309,679	$ 309,989

Consumer Cyclical - Apparel/Textiles - 0.90%
995,297	PT Pan Brothers TbK, 3.837% - 3.842%, (3-month US LIBOR +2.300%), 10/22/2018 (Indonesia) (3)	04/30/2018 - 06/20/2018	995,297	992,310

Consumer Non-Cyclical/Food-Wholesale - 1.45%
1,087,698	Government of the Gambia, 4.988% - 5.364%, (12-month US LIBOR +3.500%), 06/07/2019 (Gambia) (3)	12/21/2017 - 06/05/2018	1,087,698	1,083,892
518,227	PT Angel Tbk, 3.825%, 12/01/2018 (Indonesia)	09/18/2017 - 01/31/2018	518,227	517,968
			1,605,925	1,601,860
Energy - Oil Refining and Marketing - 3.54%
920,540	Government of Egypt II, 3.90% - 4.71063%, (12-month US LIBOR +2.60%), 01/11/2019 (Egypt) (3)	07/17/2017 - 01/11/2018	920,540	916,398
1,974,778	Government of Pakistan, 3.723% - 3.922%, (12-month US LIBOR +2.220%), 11/19/2018 (Pakistan) (3)	08/02/2017 - 11/21/2017	1,974,778	2,014,273
988,203	Government of Pakistan II, 3.836% - 4.491%, (12-month US LIBOR +2.220%), 04/25/2019 (Pakistan) (3)	12/14/2017 - 04/26/2018	988,203	984,744
			3,883,521	3,915,415
Foreign Sovereign - 1.46%
966,574	The Tunisian Company of Electricity and Gas, 2.418%, 08/22/2018 (Tunisia)	02/21/2018 - 04/24/2018	966,574	966,090
645,207	The Tunisian Refining Industries Company, 2.418%, 01/23/2019 (Tunisia)	01/04/2018 - 06/20/2018	645,207	647,466
			1,611,781	1,613,556

TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $8,406,203) - 7.63%			$8,406,203	$ 8,433,130

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940. At June 30, 2018, these restricted and/or illiquid securities amounted to $14,905,966, which represented 13.49% of total net assets.

(3) Floating/variable note with current rate and current maturity or next reset date shown.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2018

Shares		Value

BANK TIME DEPOSITS - 29.01%
5,544,176	Arab Banking Corp., NY Branch, 2.45% - 2.80%, 07/12/2018 - 10/12/2018 (Bahrain) (4)	5,544,176
5,544,327	Gulf International Bank (UK), 1.75% - 2.27%, 08/03/2018 - 12/23/2018 (Bahrain) (4)	5,544,327
3,314,155	Kuveyt Turk Participation Bank, 2.8489% - 2.862%, 07/23/2018 - 07/30/2018 (Turkey) (4)	3,314,155
5,596,345	Maybank Islamic Bank, 2.05% - 2.28%, 08/06/2018 - 12/03/2018 (Malaysia) (4)	5,596,345
5,579,722	Qatar National Bank, 2.35% - 2.86%, 07/19/2018 - 12/18/2018 (Qatar) (4)	5,579,722
6,472,836	QIB (UK) Plc., 2.40% - 2.84%, 07/25/2018 - 10/23/2018 (Qatar) (2)	6,472,836
TOTAL FOR BANK TIME DEPOSITS (Cost $32,051,561) - 29.01%		32,051,561

TOTAL FOR INVESTMENTS (Cost $103,644,926) ** - 94.78%		104,730,932

OTHER ASSETS LESS LIABILITIES, NET - 5.22%		5,763,467

NET ASSETS - 100.00%		$110,494,399

** Refer to Note 8 for Tax Cost.

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940. At June 30, 2018, these restricted and/or illiquid securities amounted to $14,905,966, which represented 13.49% of total net assets.

(4) Variable rate instrument, varying maturity dates ranging from one month to nine months; 7 day demand redemption clause per deposit.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2018

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $64,975,214 and $103,644,926, respectively)	$ 78,657,443	$ 104,730,932
Cash	2,084,086	4,607,154
Receivables:
Shareholder Subscriptions	11,107	28,153
Securities Sold	-	633,236
Dividends	44,218	19,123
Sukuk and Other Income	-	713,901
Prepaid Expenses	14,304	17,073
Total Assets	80,811,158	110,749,572
Liabilities:
Shareholder Redemptions	22,801	48,702
Distributions Payable	-	83,152
Due to Adviser	59,300	87,680
Distribution Fees	8,492	5,468
Trustee Fees	2,117	1,438
Accrued Expenses	20,023	28,733
Total Liabilities	112,733	255,173
Net Assets	$ 80,698,425	$ 110,494,399

Net Assets Consist of:
Paid In Capital	$ 64,644,522	$ 108,760,475
Undistributed Net Investment Income (Loss)	(42,318)	134,281
Accumulated Realized Gain on Investments	2,413,992	513,637
Unrealized Appreciation in Value of Investments	13,682,229	1,086,006
Net Assets, for 5,692,670 and 10,596,987 Shares Outstanding, respectively	$ 80,698,425	$ 110,494,399

Net Asset Value Per Share	$ 14.18	$ 10.43

Redemption Price Per Share ($14.18*0.98; $10.43*0.98) Note 5*	$ 13.90	$ 10.22

* The Funds will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund and for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENT OF OPERATIONS

For the year ended June 30, 2018

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends	$ 680,314	$ 203,324
Sukuk Income	-	1,558,807
Other Income from Underlying Investments (net of foreign tax withheld $0 and $31,739, respectively)	-	925,781
Total Investment Income	680,314	2,687,912

Expenses:
Advisory	600,434	1,282,786
Distribution	112,581	53,898
Legal	3,166	2,146
Transfer Agent	59,383	74,026
Audit	13,884	13,882
Registration	27,954	28,893
Administrative	8,997	8,997
Custody	21,072	60,610
Printing	7,533	7,070
Trustee	5,025	2,359
Miscellaneous	4,962	18,135
Insurance	877	877
Total Expenses	865,868	1,553,679
Fees Waived and Expenses Reimbursed by the Adviser	(122,831)	(163,096)
Net Expenses	743,037	1,390,583

Net Investment Income (Loss)	(62,723)	1,297,329

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Realized Gain on Investments and Foreign Currency Transactions	3,150,227	800,091
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	8,686,938	(1,211,220)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	11,837,165	(411,129)

Net Increase in Net Assets Resulting from Operations	$ 11,774,442	$ 886,200

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2018	6/30/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (62,723)	$ (37,635)
Net Realized Gain on Investments	3,150,227	11,399,374
Unrealized Appreciation (Depreciation) on Investments	8,686,938	(1,944,957)
Net Increase in Net Assets Resulting from Operations	11,774,442	9,416,782

Distributions to Shareholders:
Net Investment Income	-	(58,692)
Realized Gains	(9,804,949)	-
Total Distributions	(9,804,949)	(58,692)

Capital Share Transactions	9,783,888	(5,820,595)

Total Increase in Net Assets	11,753,381	3,537,495

Net Assets:
Beginning of Year	68,945,044	65,407,549

End of Year (Includes Undistributed Net Investment Loss of
($42,318) and ($8,090), respectively)	$ 80,698,425	$ 68,945,044

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2018	6/30/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,297,329	$ 1,083,423
Net Realized Gain (Loss) on Investments	800,091	(229,324)
Unrealized Appreciation (Depreciation) on Investments	(1,211,220)	315,123
Net Increase in Net Assets Resulting from Operations	886,200	1,169,222

Distributions to Shareholders:
Net Investment Income	(1,178,241)	(1,102,769)
Realized Gains	-	-
Total Distributions	(1,178,241)	(1,102,769)

Capital Share Transactions	6,631,972	10,790,525

Total Increase in Net Assets	6,339,931	10,856,978

Net Assets:
Beginning of Year	104,154,468	93,297,490

End of Year (Includes Undistributed Net Investment Income
of $134,281 and $15,193, respectively)	$110,494,399	$ 104,154,468

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

STATEMENT OF CASH FLOWS

Increase (decrease) in cash:

CASH FLOW FROM OPERATING ACTIVITIES:
Net Increase in Net Assets Resulting from Operations	$ 886,200

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of Investment Securities	(29,413,976)
Proceeds from Disposition of Investment Securities	22,534,766
Purchase of Short-Term Investments, Net	(2,065,431)
Decrease in Prepaid Expenses	1,062
Increase in Dividend, Sukuk and Other Income Receivable	(143,522)
Decrease in Distributions Payable	(23,055)
Decrease in Receivable for Securities Sold	392,595
Increase in Receivable for Shareholder Subscriptions	(1,886)
Decrease in Payable for Shareholder Redemptions	(314,735)
Increase in Accrued Expenses	33,888
Net Realized Gain on Investments and Foreign Currency Transactions	(800,091)
Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions	1,211,220
NET CASH USED IN OPERATING ACTIVITIES	(7,702,965)

FINANCING ACTIVITIES:
Distributions Paid in Cash	(911,740)
Proceeds from Shares Sold	31,625,096
Payment on Shares Redeemed (net of redemption fees)	(25,259,625)
NET CASH PROVIDED BY FINANCING ACTIVITIES	5,453,731

Net Decrease in Cash	$ (2,249,234)
Cash at Beginning of Year	6,856,388
Cash at End of Year	$ 4,607,154

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestments of dividends and distributions of $266,501.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2018	6/30/2017	6/30/2016	6/30/2015	6/30/2014

Net Asset Value, at Beginning of Year	$ 13.88	$ 12.06	$ 13.44	$ 13.69	$ 12.24

Income From Investment Operations:
Net Investment Income (Loss) *	(0.01)	(0.01)	0.01	(0.03)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.31	1.84	(1.31)	0.97	3.01
Total from Investment Operations	2.30	1.83	(1.30)	0.94	2.99

Distributions:
Net Investment Income	0.00	(0.01)	0.00	0.00	(0.01)
Realized Gains	(2.00)	0.00	(0.08)	(1.19)	(1.53)
Total Distributions	(2.00)	(0.01)	(0.08)	(1.19)	(1.54)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 14.18	$ 13.88	$ 12.06	$ 13.44	$ 13.69

Total Return **	17.37%	15.20%	(9.66)%	7.05%	24.85%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 80,698	$ 68,945	$ 65,408	$ 64,361	$ 50,247
Before Waivers
Ratio of Expenses to Average Net Assets	1.15%	1.17%	1.16%	1.19%	1.19%
Ratio of Net Investment Loss to Average Net Assets	(0.25)%	(0.23)%	(0.12)%	(0.41)%	(0.32)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.09)%	(0.06)%	(0.05)%	(0.21)%	(0.12)%
Portfolio Turnover	28.83%	107.97%	33.70%	29.80%	56.66%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2018	6/30/2017	6/30/2016	6/30/2015	6/30/2014

Net Asset Value, at Beginning of Year	$ 10.45	$ 10.44	$ 10.39	$ 10.34	$ 10.09

Income From Investment Operations:
Net Investment Income *	0.13	0.11	0.07	0.06	0.08
Net Gain on Securities (Realized and Unrealized)	(0.04)	0.01	0.05	0.05	0.35
Total from Investment Operations	0.09	0.12	0.12	0.11	0.43

Distributions:
Net Investment Income	(0.11)	(0.11)	(0.07)	(0.06)	(0.07)
Realized Gains	0.00	0.00	0.00	0.00	(0.11)
Total Distributions	(0.11)	(0.11)	(0.07)	(0.06)	(0.18)

Redemption Fees (a)	0.00***	0.00***	0.00***	0.00***	0.00***

Net Asset Value, at End of Year	$ 10.43	$ 10.45	$ 10.44	$ 10.39	$ 10.34

Total Return **	0.90%	1.19%	1.15%	1.02%	4.35%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 110,494	$ 104,154	$ 93,297	$ 91,912	$ 68,186
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.44%	1.42%	1.42%	1.45%	1.52%
Ratio of Net Investment Income to Average Net Assets	1.05%	0.95%	0.60%	0.57%	0.79%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.29%	1.29%	1.36%	1.49%	1.49%
Ratio of Net Investment Income to Average Net Assets	1.20%	1.07%	0.66%	0.53%	0.82%
Portfolio Turnover	40.14%	43.01%	19.10%	41.27%	27.13%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

Note 1.

Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is a registered, non-diversified fund and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is registered, non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Funds’ portfolio may have a significant negative impact on the Funds’ performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of FASB Accounting Standard Codification 946 and ASU 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITS”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date.  Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

In addition, the Generally Accepted Accounting Principles (“GAAP”) requires management of the Funds to analyze all open tax years, fiscal years 2015-2018, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2018, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Cash and cash equivalents – The Funds consider all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Funds may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Funds have not

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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experienced losses on these accounts, and management believes that the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation by the Adviser, pursuant to procedures adopted by the Board of Trustees of the Trust, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Redemption Fees- The Ethical Fund and the Wise Fund each charge a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Azzad Ethical Fund intends to distribute substantially all of its net investment income as dividends to their shareholders on at least an annual basis. Net investment income in Azzad Wise Capital Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.   Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

The Funds' Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Funds’ Board of Trustees has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the company's investment adviser to apply those methods in making fair value determinations, subject to board oversight. The investment adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board of Trustees on all fair valuation decisions that are made. The Board of Trustees reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Sukuk. The Wise Fund invests in Sukuk. Sukuk are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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Sukuk may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuk based on their credit quality and the issuer’s ability to pay investors. Sukuk receive ratings that look exactly like conventional bonds. At June 30, 2018, 50.19% of the Wise Fund’s net assets were invested in Sukuk.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements.  Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties.    A trade finance agreements transaction can involve various structures.  For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements will be categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the Investment Company Act of 1940. The Wise Fund’s investments in trade finance agreements at June 30, 2018 represented 7.63% of the Wise Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio.

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Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank time deposits will be categorized as level 2 investment in the fair value hierarchy. The Wise Fund’s investments in bank deposits represented 29.01% of it’s net assets at June 30, 2018, of which 5.86% was considered illiquid as the bank deposit could not be sold or disposed of in the ordinary course of business within seven days at approximately the value of the security at June 30, 2018.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2018:

Azzad Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 76,232,936	$ -	$ -	$ 76,232,936
Real Estate Investment Trusts	2,424,507	-	-	2,424,507
	$ 78,657,443	$ -	$ -	$ 78,657,443

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the year ended June 30, 2018.

Azzad Wise Capital Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 7,950,594	$ -	$ -	$ 7,950,594
Real Estate Investment Trusts	840,336	-	-	840,336
Sukuk *	-	55,455,311	-	55,455,311
Trade Finance Agreements *	-	-	8,433,130	8,433,130
Bank Time Deposits	-	32,051,561	-	32,051,561
	$ 8,790,930	$ 87,506,872	$8,433,130	$104,730,932

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2017	$ 3,381,055
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	32,927
Realized Gain/(Loss)	-
Purchases	13,982,964
Sales	(8,963,816)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2018	$ 8,433,130

The Wise Fund uses a pricing service to provide price evaluations for Level 3 Trade Finance Agreements. The values supplied by the pricing service under this agreement are determined by market quotations where such quotations are available, fair value where market quotations are not available. Unless otherwise stated the valuations are marked Mid-Market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service are proprietary and not provided to the Wise Fund and therefore the disclosure that would address these inputs is not included above.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the year ended June 30, 2018, the Adviser earned $600,434 and $1,282,786 in advisory fees for the Ethical Fund and Wise Fund, respectively. At June 30, 2018, the Adviser was owed $58,560 and $86,176 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Funds’ Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.29%, for Ethical Fund and

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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Wise Fund, respectively, of average daily net assets for a five year period ending December 1, 2018. Prior to November 1, 2015, the Wise Fund’s net annual operating expenses were limited to 1.49% of average daily net asset.  Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the Funds within three years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the expense limitations (or, if less, the expense limitation then in place). For the year ended June 30, 2018, the Adviser waived fees of $122,831 for the Ethical Fund and $163,096 for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three-year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2018, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $349,030 and $350,513, respectively.  As of June 30, 2018, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Ethical Fund	Wise Fund
June 30, 2016	June 30, 2019	$ 109,938	$ 58,756
June 30, 2017	June 30, 2020	$ 116,261	$ 128,661
June 30, 2018	June 30, 2021	$ 122,831	$ 163,096

Sub-advisory Agreement – The Adviser entered into a Sub-Advisory Agreement with Ziegler Capital Management (“Sub-Adviser”, “Ziegler”) on August 16, 2012, on behalf of the Ethical Fund.  The sub-advisory fee paid to Ziegler is paid by the Adviser, not the Ethical Fund and therefore does not impact the fees paid by the Ethical Fund.  The Ethical Fund receives additional research services and investment management expertise, from a reputable firm, without additional expense to the Ethical Fund.

The Adviser entered into a Sub-Advisory Agreement with Federated Investors, Inc. (“Sub-Adviser”, “Federated”) on March 10, 2014, on behalf of the Wise Fund. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore does not impact the fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund.   For the year ended June 30, 2018, the Ethical Fund and the Wise Fund each paid the Adviser $8,997 for administrative services pursuant to the agreement.  As of June 30, 2018, the Funds owed the Adviser $740 for the Ethical Fund and $1,504 for the Wise Fund in administrative fees.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018

Note 5.

Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2018 and 2017:

Ethical Fund	Year Ended 6/30/2018		Year Ended 6/30/2017
	Shares	Amount	Shares	Amount
Shares Sold	1,382,024	$ 19,208,360	796,415	$ 10,390,095
Shares issued in reinvestment of distributions	301,932	4,045,890	2,000	24,962
Redemption fees	-	1,608	-	456
Shares redeemed	(958,247)	(13,471,970)	(1,253,861)	(16,236,108)
Net Increase (decrease)	725,709	$ 9,783,888	(455,446)	$(5,820,595)

As of June 30, 2018, paid-in-capital totaled $64,644,522.

The following is a summary of capital share activity for the years ended June 30, 2018 and 2017:

Wise Fund	Year Ended 6/30/2018		Year Ended 6/30/2017
	Shares	Amount	Shares	Amount
Shares Sold	3,018,546	$ 31,625,096	3,174,006	$ 33,151,963
Shares issued in reinvestment of distributions	25,455	266,501	21,838	227,710
Redemption fees	-	5,940	-	594
Shares redeemed	(2,412,957)	(25,265,565)	(2,166,703)	(22,589,742)
Net Increase	631,044	$ 6,631,972	1,029,141	$ 10,790,525

As of June 30, 2018, paid-in-capital totaled $108,760,475.

Shareholders of the Ethical and Wise Fund are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the year ended June 30, 2018, $1,608 and $5,940 of redemption fees were collected from shareholders of the Ethical and Wise Fund, respectively, and reclassified to paid-in-capital.

Note 6.

Investment Transactions

For the year ended June 30, 2018, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $21,023,608 and $21,197,731 respectively, for the Ethical Fund. For the year ended June 30, 2018, the totals were $29,045,877 and $22,868,819, respectively, for the Wise Fund.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of June 30, 2018, the diversification of countries was as follows:

Country	Percentage of Net Assets
Cayman Islands	21.33%
Qatar	14.54%
Malaysia	12.69%
Bahrain	10.03%
United States	7.51%
Indonesia	5.93%
United Arab Emirates	4.82%
Turkey	3.85%
Pakistan	3.76%
Jersey	2.70%
Oman	1.71%
Tunisia	1.45%
Gambia	0.98%
Kuwait	0.89%
Egypt	0.84%
South Africa	0.68%
Ireland	0.44%
Saudi Arabia	0.35%
Togo	0.28%

Note 8.

Tax Matters

As of June 30, 2018, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$ 64,975,214	$ 103,644,926

Gross tax appreciation of investments	$ 15,685,164	$ 2,002,707
Gross tax depreciation of investments	$(2,002,935)	$ (916,701)
Net tax appreciation	$ 13,682,229	$ 1,086,006

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2018 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation on investments	$ 13,682,229	$ 1,086,006
Undistributed ordinary income	-	134,281
Deferral of post December net investment loss	(42,318)	-
Undistributed realized gains	2,413,992	513,637
	$ 16,053,903	$ 1,733,924

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences for the Wise Fund. Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.

The Wise Fund utilized $57,281 of capital loss carryforwards during the fiscal year ended June 30, 2018.

The Funds paid the following distributions for the years ended June 30, 2018 and 2017:

Ethical Fund
Year Ended	$ Amount	Tax Character
6/30/2018	$ 9,804,949	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
06/30/2017	$ 58,692	Ordinary Income

Wise Fund
Year Ended	$ Amount	Tax Character
6/30/2018	$ 1,178,241	Ordinary Income

Year Ended	$ Amount	Tax Character
06/30/2017	$ 1,102,769	Ordinary Income

Note 9.

Distribution Plan

The Funds maintain a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund.  The Plan provides that the Fund may pay up to a

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2018

maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of Ethical Fund and Wise Fund, respectively.  Under the Plan,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2018, the Ethical Fund incurred $112,581 in distribution fees and the Wise Fund incurred $53,898 in distribution fees.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2018, Folio Investments, in aggregate, owned approximately 55% and 69% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Folio may be deemed to control the Funds.

Note 11.  Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 12. Subsequent Events

On July 31, 2018, the Wise Fund paid shareholders of record at July 30, 2018, a net investment income distribution of $266,072, equivalent to $0.025186 per share. Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Ethical Fund and Azzad Wise Capital Fund,

   each a Series of the Azzad Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”) including the schedules of investments, as of June 30, 2018 and the related statements of operations for the year then ended, the statement of cash flows for the Wise Fund for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations and cash flows for the Wise Fund for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of June 30, 2018, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditors since 2005

Abington, Pennsylvania

August 22, 2018

AZZAD FUNDS

EXPENSE ILLUSTRATION

JUNE 30, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2018	June 30, 2018	January 1, 2018 to June 30, 2018

Actual	$1,000.00	$1,064.56	$5.07
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Azzad Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2018	June 30, 2018	January 1, 2018 to June 30, 2018

Actual	$1,000.00	$996.63	$6.39
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.40	$6.46

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2018 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 70	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	None
Abed Awad, Esq. 777 Terrance Avenue Suite 303 Hasbrouck Hts., NY 07604 Age: 49	Trustee Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Bashar Qasem 3141 Fairview Park Drive Suite 355 Falls Church, VA 22042 Age: 54	Chairman, Treasurer and Trustee Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 57	Secretary Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A
Manal Fouz* 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 44	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively )	N/A

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2018 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY AND SUB-ADVISORY AGREEMENTS RENEWAL

In connection with a meeting held on May 1, 2018, the Board of Trustees (the “Board” or the “Trustees”) of the Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between Azzad Asset Management (the “Adviser”) and the Trust, with respect to the Azzad Ethical Fund and the Azzad Wise Capital Fund (the “Funds”). The Trustees also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreements”) between the Adviser and Ziegler Capital Management (“Ziegler”), as well as, between the Adviser and Federated Investment Management (“Federated”), with respect to the Azzad Ethical Fund and Azzad Wise Capital Fund, respectively. In considering the renewal of the Advisory and Sub-Advisory Agreements, the Trustees requested and received materials specific to each contract, the respective Adviser or Sub-Adviser as well as, the services provided to the Funds under those contracts.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In reaching their decision to renew the Agreements, the Board considered the factors enumerated below:

1)

Nature, Quality and Extent of the Advisory Services Provided to the Azzad Funds

The Board considered the nature, extent and quality of services provided by the Adviser to the Azzad Funds. The Trustees considered the significant resources, time and money that the Adviser commits to the managing Funds. They considered the unique investment

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

philosophy and strategy of the Funds and the Adviser’s experience overseeing the Funds’ Sub-Advisers. They considered the Adviser’s maintenance of a proprietary software used by each Fund to adhere to its investment restrictions and guidelines. They considered that the Adviser is responsible for providing the Funds’ Sub-Advisers with guidance and clarity on various matters that are related to the Funds’ investment philosophy. The Trustees considered that the Adviser’s employees are responsible for a significant amount of work on behalf of the Funds. Under the Advisory Agreements, this includes: providing Trust officers, voting and recording proxies, coordinating with service providers, overseeing the Funds’ investment strategies and Sub-Advisers, and in the case of the Azzad Wise Capital Fund, the Adviser provides a portfolio manager.  Moreover, the Adviser prints and delivers summary prospectuses to prospect (and existing) shareholders, maintains a website for investors to obtain more information about each Fund and is available to answer questions about each Fund. The Trustees also considered the CCO’s allocation of time to the Funds, her compensation, and experience.  They noted the Adviser has a separate Administration Agreement pursuant to which the Adviser also arranging board meetings, writing board minutes, overseeing registrations.  The Funds are also self-distributed, so Adviser personnel serving as Trust officers review and oversee third party selling arrangements or shareholder servicing arrangements with financial intermediaries and manage all distribution agreements and payment of related fees.

The Board discussed such services and expressed their satisfaction.  They reviewed the Form ADV and financial data provided by the Adviser.  The Board concluded that the Adviser has sufficient financial capabilities, quality and depth of personnel and compliance policies and procedures essential to perform its duties under the Agreements and that the nature, quality and extent of the advisory services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory to the Board.

2)

Investment Performance of the Azzad Funds and the Adviser

The Trustees reviewed each Fund’s performance for prior periods and noted that Fund performance is also reviewed at each quarterly board meeting. The reviews include a comparison with each Fund’s relevant benchmark and Fund category. The Trustees acknowledged received attribution information, portfolio characteristics and performance information. Azzad Ethical Fund: The Trustees noted that the Fund’s 1, 3 and 5-year performance trailed that of its benchmark and Morningstar Mid Cap Growth category. However, its 10-year performance was slightly outperforming the Morningstar Mid Cap Growth Category. They noted that the Fund incorporates restrictions that neither the benchmark nor its category use. They also noted the Fund’s recent investment strategy shift to replicate an enhanced index fund and seek to improve performance.  Azzad Wise Capital Fund: The Trustees noted that the Fund’s 1, 3, 5 years and since inception performance (4/6/2010) was above that of its benchmark and its Morningstar Short Term Bond Category. The Trustees noted that the Fund was a short-term bond fund with a unique mandate.

The Board concluded that the long-term performance of the Azzad Ethical Fund was good, and the more recent performance was reasonable in light of the Fund’s investment restrictions.  The Trustees concluded that Azzad Wise Capital Fund’s performance over

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

the prior periods has been satisfactory and consistent with the long-term investment strategy being pursued by the Fund.

3)

Costs of the Services Provided to the Funds, and Profits Realized by the Adviser

The Trustees considered whether the Adviser’s compensation is fair and reasonable considering the resources it spends on overseeing and managing the Funds. They acknowledged receiving the Adviser’s financial statements and various payments made by the Funds. They noted that the Funds use a considerable amount of the Adviser’s internal resources, both financial and human capital. The Adviser pays for the Sub-Adviser’s investment management fees and uses the Adviser’s proprietary screening software to fulfill its investment mandate. They also noted that the Funds’ have an expense cap agreement and, in addition to such fee waivers or expense reimbursements, the Adviser offsets various Fund costs, including providing a CCO and distribution fees. They noted that the Azzad Ethical Fund’s expense ratio is categorized by Morningstar as below average for actively managed mid cap growth mutual funds. On the other hand, the Azzad Wise Capital Fund’s expense ratio is categorized as above average. However, the Trustees agreed this was acceptable, given the Fund’s unique investment strategy. The Trustees considered the ratio of the Adviser’s fees to their costs and the amount of the Adviser’s profit from the Fund in relation to the nature and quality of services they provide to each Fund. The Trustees noted that the Adviser’s profitability is primarily derived from the investment management fees it charges clients and that it does not have any noninvestment advisory business. They separately considered the costs of marketing, self-distribution of the Funds, and the Funds’ compliance officer, which are provided by the Adviser. After careful consideration, the Trustees concluded that the overall costs incurred by the Funds for the services they receive from the Adviser are reasonable and that the fees are satisfactory based on the Adviser’s performance and services to the Funds.

4)

The Extent of Economies of Scale as the Azzad Funds Grow

The Trustees discussed realized and potential economies of scale for the Funds. They acknowledged that the Funds were still relatively small. They noted that the Adviser had effectively reduced the expense ratios by maintaining expense cap agreements with the Funds.  They concluded that it was premature to discuss any breakpoints. With respect to the Adviser’s fee structure, the Trustees agreed that the current fee structure was reasonable and fair to shareholders.

5)

Ancillary Benefits (if any) derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that the Adviser is receiving from by its association with the Funds. They noted that the Funds operate in a highly regulated environment and that serving as Adviser to the Funds poses considerable costs and regulatory risks to the Adviser and its personnel. They noted that the Adviser had no soft dollar arrangements in the previous years with the brokers it executed trades through. The Trustees agreed that any benefits the Adviser may receive in terms of press coverage, name recognition or even growth in its other business lines appear to be reasonable and may benefits the Funds long-term through growth of assets.  They considered the Administration Agreement and compensation paid to the Adviser, noting the Adviser’s costs in administering the Funds exceed the amount paid by the Funds.   Furthermore,

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

any reimbursements from the Funds’ 12b-1 Plan do not cover the full costs of distributing the Funds, which the Adviser supplements from its profits.

Conclusion

Based on their evaluation of the preceding factors, the Trustees concluded that the Funds’ shareholders would benefit from continuing the Advisory Agreements with Azzad Asset Management, Inc. with respect to each Fund.   Therefore, the Trustees voted unanimously in favor of the renewal of the Agreements for an additional term of one year.

SUBADVISORY AGREEMENT WITH ZIEGLER WITH RESPECT TO THE AZZAD ETHICAL FUND

1)

Nature, Extent and Quality of Services provided by Ziegler Capital Management to the Azzad Ethical Fund.

The Board considered that Ziegler provides the Fund with portfolio management services and considered the quality of these services. In addition, Ziegler executes the trades in the Fund and provides the Adviser with post trade execution analysis. The Trustees acknowledged Ziegler’s commitment to the Fund, long history and adherence to the Fund’s investment strategy and philosophy. The CCO provided the Trustees extensive information regarding her recent visit and compliance review of Ziegler.  In addition, the Trustees acknowledged receiving quarterly reports from Ziegler with respect to the Fund. They considered the portfolio manager’s experience and Ziegler’s compliance culture. They also considered the Fund’s recent investment strategy change to replicate performance of an enhanced index fund and Ziegler’s commitment to seek to improve the Fund’s performance in comparison with its benchmark and peer group. The Trustees concluded they are satisfied with the nature, extent and quality of services provided by Ziegler.

2)

Investment Performance of the Azzad Ethical Fund and Ziegler.

The Trustees noted that although the Fund’s performance trailed that of its benchmark for the 1, 3 and 5-year periods, it was outperforming its peer group for the 10-year period. The Trustees recalled that Ziegler’s quantitative model had worked against the Fund for the most recent period. However, considering that the Fund had recently changed its strategy, they acknowledged that the Fund was beginning to perform more in line with the benchmark. The Trustees also noted the socially responsible restrictions that the Fund abides by make it unique and appealing to investors seeking a fund that limits its investments; however, those restrictions may negatively impact Fund performance at times. They also noted the challenges that conventional active portfolio managers were facing in trying to outperform the same benchmark.

The Trustees concluded the long-term performance of the Fund was good, and more recent performance was reasonable, in light of the Fund’s investment restrictions.

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

3)

Comparative Fees, Profitability, Costs of Services Provided and Potential Ancillary Benefits.

The Trustees acknowledged that Ziegler’s fee is paid directly by the Adviser, not the Fund. Therefore, it does not separately contribute to the Fund’s expense ratio because it does not directly impact Fund shareholders. As a point of comparison, the Trustees considered the fees that Ziegler charges for managing the Adviser’s large cap growth model and noted that it was equivalent and reasonable to the fee charged for the Fund’s subadvisory services. The Board noted that the Sub-Adviser is a registered investment adviser owned by Stifel and Stifel makes a majority of its revenue from investment management services. The Board noted that the Sub-adviser does not benefit from any soft dollar arrangements deriving from its trades for the Fund. Instead, it pays directly for any research services it utilizes for the Fund (and its other clients). The Trustees considered the ratio of the Sub-Adviser’s fees to their costs of providing such services and the amount of the Sub-Adviser’s profit from the Fund in relation to the nature and quality of services it provides to the Azzad Ethical Fund. The Trustees noted that the fees Ziegler charges, in relation to its profit from the Fund, was reasonable. The Trustees noted that Ziegler’s business is growing primarily through its separately managed account clients. Moreover, the Trustees acknowledged that although Ziegler may receive reputational benefits from serving as the sub-adviser to a unique fund in a niche market, such benefits are outweighed by the increased regulatory scrutiny and potential liability for sub-advising a registered fund.  The Board concluded that the subadvisory fee is reasonable and fair, considering the services provided to shareholders. They further concluded that any ancillary benefits the Sub-Adviser may receive from serving the Fund are reasonable and fair.

4)

Economies of Scale to be realized.

The Board recognized that because Ziegler’s fees continue to be paid by the Adviser, not the Fund, an analysis of the economies of scale was more appropriate in the context of the Board’s consideration of the Advisory Agreement with the Adviser. Moreover, the Fund’s flows from the previous year had not materially increased. Nonetheless, the Board noted that it would reconsider economies of scale as the Fund’s assets under management increase.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Subadvisory Agreement with Ziegler was fair and reasonable to shareholders, that the Sub-Adviser’s services provided substantial benefits to shareholders, and that the approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders. Therefore, the Board, including a majority of the Independent Trustees, voted unanimously in favor of the renewal of the Subadvisory Agreement for an additional term of one year.

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

SUBADVISORY AGREEMENT WITH FEDERATED WITH RESPECT TO THE  AZZAD WISE CAPITAL FUND

1)

Nature, Quality and Extent of the Services Provided by Federated.

The Board considered that Federated provides the Fund with portfolio management services for most of the net assets of the Fund. The nature of services that Federated provides the Fund have been documented in materials and in presentations made to the Board throughout the previous year. The CCO noted that she had made an in-person due diligence meeting to Federated’s headquarters in Pittsburg on April 5, 2018, and provided a detailed report of the meeting to the Trustees. The Trustees considered Federated’s services in light of the Fund’s very limited counterparties and challenging restrictions. The Trustees noted that the uncertainty and volatility regarding rising interest rates posed a potential challenge to the Fund. Federated’s experience and knowledge with unique and compliant counterparties has been instrumental for the Fund to achieve its primary investment strategy while keeping volatility low. The Board considered the portfolio management team’s strong credit analysis background and experience in the emerging markets, where most of the Fund’s holdings are sourced. The Trustees also acknowledged the portfolio management team’s familiarity with the holdings of the Fund, primarily with Islamic bank deposits, sukuk and trade finance. The Trustees also considered Federated’s experience specifically with trade finance securities considering new regulatory rules and requirements. They acknowledged Federated’s strong compliance culture and its commitment to serving the Fund. The Trustees further considered the Morningstar ratings the Fund had received in the previous year. The Trustees concluded that it was satisfied with the nature, extent and quality of subadvisory services provided to the Fund by Federated.

2)

Investment Performance of the Azzad Wise Capital Fund and Federated.

The Trustees noted that the Fund’s 1, 3, 5 and since inception (April 2010) performance exceeded that of its benchmark, the Bank of America Merrill Lynch US Corp. Government 1-3 Year Index. Moreover, the Trustees acknowledged the Fund had increased its trade finance holdings in line with the portfolio manager’s goal of achieving more yield with relatively low risk and volatility. The Trustees noted that Federated’s investment approach remains consistent. The Trustees concluded that Federated’s performance over the prior periods has been satisfactory and consistent with the long-term investment strategy being pursued by the Fund.

3)

Comparative Fees, Profitability, Costs of Services Provided and Potential Ancillary Benefits.

The Trustees acknowledged that Federated’s fee is paid directly by the Adviser, not the Fund. Therefore, it does not contribute separately to the Fund’s expense ratio because it does not directly impact Fund shareholders. The Trustees considered the fees that the Sub-Adviser charges for the Fund and considered that the Sub-Adviser had granted the Fund a reduction from its standard fee. The Board noted that the Sub-Adviser was an independent company with a majority of its revenue derived from investment management services. The Board noted that the Sub-Adviser does not benefit from soft dollar arrangements from its trades for the Fund. Instead, it

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2018 (UNAUDITED)

pays directly for any research services it utilizes for the Fund (and its other clients). The Trustees considered the ratio of the Sub-Adviser’s fees to their costs of providing such services and the amount of the Sub-Adviser’s profit from the Fund in relation to the nature and quality of services it provides to the Azzad Wise Capital Fund. The Trustees noted that the fees Federated charges, in relation to its profit from the Fund, was reasonable. The Trustees noted that Federated’s business is growing primarily through other channels such as acquiring other investment firms. Moreover, the Trustees acknowledged that although Federated may receive reputational benefits from serving as the sub-adviser to a unique fund in a niche market, such benefits are outweighed by the increased regulatory scrutiny and potential liability of managing a registered fund.  The Trustees also noted that Federated was already an established player in the fixed income fund industry. The Board concluded that the subadvisory fee is reasonable and fair considering the services provided to shareholders. They further concluded that any ancillary benefits the Sub-Adviser may receive from serving the Fund are reasonable and fair.

4)

Economies of Scale to be realized.

The Board recognized that because Federated’s fees are paid by the Adviser and not the Fund, an analysis of the economies of scale was more appropriate in the context of the Board’s consideration of the Advisory Agreement with the Adviser. Nonetheless, the Trustees acknowledged that Federated had reduced its standard fees in serving as Sub-Adviser to the Fund. Moreover, Federated has already agreed to provide lower fees as assets increase at pre-established breakpoints. Therefore, the Trustees concluded that the Subadvisory Agreement with Federated satisfactorily provides for economies of scale to be realized once the Fund’s assets reach a certain size.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Subadvisory Agreement with Federated was fair and reasonable to shareholders, that the Sub-Adviser’s services provided substantial benefits to shareholders, and that the approval of the Subadvisory Agreement was in the best interests of the Fund and shareholders. Therefore, the Board, including the Independent Trustees, voted unanimously in favor of the renewal of the Subadvisory Agreement for an additional term of one year.

BOARD OF TRUSTEES
Syed K. Raheemullah
Bashar Qasem
Abed Awad, Esq.

INVESTMENT ADVISER
Azzad Asset Management, Inc.

SUB-ADVISER
Ziegler Capital Management
Federated Investors, Inc.

DIVIDEND PAYING AGENT,
SHAREHOLDERS' SERVICING AGENT,
TRANSFER AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company

LEGAL COUNSEL
Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2018

$ 22,500

FY 2017

$ 22,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY 2018

$ 0

FY 2017

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2018

$ 3,800

FY 2017

$ 3,800

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY 2018

$ 0

FY 2017

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2018

$ 3,800

FY 2017

$ 3,800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AZZAD FUNDS

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 31, 2018